[DESCRIPTION]   SEMI-ANNUAL REPORT TO THE SHAREHOLDERS
Page 1

                           AMTRUST VALUE FUND

                           SEMI-ANNUAL REPORT

                        For the Six Months Ended

                           December 31, 1997


Dear Shareholders,

  Small stocks continue to lag the larger "blue-chip" Dow Jones Industrial Averages and the broader markets as well during 1997. It seems that I have had to say this every year about this time, but small stocks have been very disappointing to investors and our Fund's performance has been even worse. As the comparison chart shows, our Fund has substantially under-performed our benchmark, the Russell 2000 Index, for the last six months, three years, and since
inception of the Fund.   The Southeast Asian economic crisis
was just another reason for the under-performance during the last six months.

  It's hard to say just what to look for in the near future, and many shareholders have asked what the outlook for small-cap stocks appear to be. Unfortunately, I can't confidently answer that question. Although small-caps appear to be undervalued, they still seem to be out of favor as investors continue to want only the biggest of the big stocks. Investors also seem more concerned about safety instead of value and with that view, the small-cap stocks will probably continue to lag the rest of the market. Since our Fund is limited to investments in small-cap stocks, it may be wise to re-evaluate your time horizon as to your investments in the small-cap area of the stock market.

  Thank you for your patience in this difficult small-cap
market. Feel free to call me with any questions or comments
about the Fund.
                                              Jimmy Baker
February 27, 1998                             President


                            TABLE OF CONTENTS

1 President's Message              Message to the shareholders

2 Performance                      History of Fund Performance

3 Investment Portfolio             A complete list of the Fund's
                                    investments with their market
                                    value.

4 Financial Statements             Statements of Assets & Liabilities,
                                    Operations, & Changes in Net Assets.

5 Financial Highlights             Detailed Per Share Values plus key
                                   ratios

6 Notes                            Footnotes to the Financial Statements

Page 2
                             PERFORMANCE DATA *

                            Total Return    Avg Annual     Avg Annual
                           6 Months Ended   Return Last   Return Since
                              12/31/97      Three Years    Inception(a)

AmTrust Value Fund.....        (20.08)%       (5.85)%        (3.12)%
Russell 2000 Index(b)..         11.03 %       22.34 %        15.93 %

(a) The Fund began on August 19, 1993. Performance figures are from August 31, 1993 through December 31, 1997 and includes any applicable dividends.

(b) The Russell 2000 is an unmanaged index of approximately 2000 small cap stocks, ranging in value of shares, from $50 million to $600 million. Since the Fund is a "small cap fund", management of the Fund feels that Fund performance should more appropriately be compared to the Russell 2000 (Return is the price percentage change of the index during the period, including dividends).


*  Past Performance is not predictive of future performance

Page 3
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 1997

Biotechnology - 16.47 %
23,000   Bradley Pharmaceut.   46,000
12,000   Hemagen               24,000
 2,000   Medarex               10,500
 5,000   Sheffield Medical      6,875
                              -------
                               87,375

Communications  -  5.42 %
 2,500   STM Wireless          21,250
 8,000   Warp 10 Technologies   3,750
10,000   Phoenix Network        3,750
                               ------
                               28,750

Computer Software & Servics - 3.69 %
 5,000   K-2 Design             9,375
 2,000   K-2 Design (warrants)    188
 4,000   Globalink             10,000
                               ------
                               19,563

Computer Equipment/Products - 23.74 %
 1,000   Innovex               22,938
 4,000   Invision Technologies 30,500
 8,000   Focus Enhancements    25,500
 3,000   Diamond Multimedia    26,625
 3,000   Plasma Therm          20,438
                              -------
                              126,001

Data Processing - 4.83 %
 5,000   Source Info Mgt Co    25,625

Insurance - 3.67 %
 2,000   Warrantec             19,500

Electric/Electronic Components - 15.69 %
 2,000   Bell Microproducts    15,750
 2,000   Southern Electronics  22,500
 3,000   Interphase            17,250
10,000   Seeq Technology       27,813
                               ------
                               83,313

Energy - 4.48 %
 3,000   Gulfwest Oil           7,500
 1,000   Lomak Petroleum       16,250
                               ------
                               23,750

Healthcare - 12.19 %
 3,000   Medical Control, Inc  15,750
 5,755   Retirement Care       48,917
                               ------
                               64,667

Medical Equipment/Supplies - 3.82 %
 6,000   I-Flow                20,250


Miscellaneous - 3.22 %
 6,000   NTN Communications     6,000
 3,000   Paradise Music & Ent  10,125
 2,000   Paradise Music
         (Warrants)             1,000
                               ------
                               17,125

Retail - 2.78 %
 1,000   The Sports Authority  14,750


Total Portfolio Investments - 100%

( Cost = $ 707,288 )        $ 530,669
                              =======

Page 4

                          Financial Statements(unaudited)
                        Statement of Assets and Liabilities
                             As of December 31, 1997
Assets
  Investments at market Value  (Cost $707,288.15)     $   530,668.50
  Accounts Receivable                                         398.57
  Cash                                                     57,004.74
                                                          ----------
  Total Assets                                            588,071.81

Liabilities
  Accounts Payable - Custodial fees                           612.00
  Accounts Payable - Securities Bought                     12,730.00
                                                           ---------
Total Liabilities                                          13,342.00

Net Assets  (equivalent to $ 7.68 per share,
             based on 74,881.639 shares outstanding)   $  574,729.81
                                                          ==========
Net Asset Value Per Share                                     $ 7.68
                                                              ======
Net Assets Consist of:
  Capital Stock, $0.001 par value; 74,881.639 shares
      issued & outstanding                                   $ 74.88
  Paid-in Capital                                         713,884.68
  Accumulated net realized gains on investments            37,389.90
  Net unrealized depreciation of investments            ( 176,619.65)
                                                          ----------
  Net assets applicable to shares outstanding           $ 574,729.81
                                                          ==========

The accompanying notes are an integral part of these financial statements

-----------------------------------------------------------------------
                   Statement of Operations (unaudited)
                For the Six Months ended December 31, 1997

Investment income:
  Interest income                            $ 73.59
  Dividend income                           1,881.72
                                            --------
  Total investment income                                     1955.31
  Operating expenses:
  Management fees                           5,410.57
                                            --------
  Total operating expenses                                   5,410.57
                                                            ---------
  Net investment income (loss)                             ( 3,455.26)
  Net realized and unrealized gain (loss)
      on securities:
  Realized loss on sale of securities      40,845.16
  Change in unrealized depreciation      (167,580.66)
  Net realized and unrealized gain
      on securities                      (126,735.50)
                                         ------------
  Net increase in net assets resulting from operations $  (130,190.76)
                                                           ==========
The accompanying notes are an integral part of these financial statements



                    Statement of Changes in Net Assets
        For the Six Months Ended December 31, 1997(unaudited), and the Fiscal Years Ended June 30, 1997 and 1996


Increase(Decrease) in Net Assets:
                                     12/31/97     06/30/97     06/30/96
Operations:
  Net investment income (loss)      (3,455.26)  ( 10,006.07) ( 5,076.21)
  Net realized gain(loss)
    on  securities                  40,845.16   (133,673.40) 183,502.21
  Net change in unrealized appreciation
    or (depreciation) in
    securities                    (167,580.66)    64,006.73 (136,820.19)
                                   ----------     ---------  ----------
  Net increase in net assets
    from operations               (130,190.76)   (79,672.74)  41,605.81

Distributions to shareholders:
  From net investment income              .00           .00         .00
  From net realized gains                 .00    (26,427.98) (51,711.04)
                                    ---------    ----------- -----------
  Net decrease from Distributions         .00    (26,427.98) (51,711.04)

From Capital Share Transactions: (Note 4)
  Proceeds from shares issued       22,309.79    129,863.08  165,861.09
  Reinvestment of dividends and
    capital gains distributions           .00     26,427.98   51,711.04
  Payments for shares redeemed     (63,058.17)  (136,153.16)(100,598.94)
                                    ---------    ----------  ----------
  Net From Fund Share Transactions (40,748.38)    20,137.90  116,973.19
                                   -----------   ----------  ----------
Total Increase(Decrease)
   in Assets                      (170,939.14)   (85,962.82) 106,867.96

Net Assets:
  Beginning of Fiscal Year         745,668.95    831,631.77  724,763.81
                                   ----------    ----------  ----------

End of Year                        574,729.81    745,668.95  831,631.77
                                   ==========    ==========  ==========


The accompanying notes are an integral part of these financial statements

Page 5
                          FINANCIAL HIGHLIGHTS

                                   Six Months     ---- Audited -----
                                      Ended    For the Fiscal Year Ended
                                    12/31/97     6/30/97     6/30/96
Net Asset Value, Beg of Period     $   9.61     $ 10.75     $ 10.84
  Income From Investment Operations:
  Net investment income (loss)        (0.04)      (0.13)      (0.07)
  Net realized & unrealized gains
   (losses) on securities             (1.89)      (0.66)       0.72
                                      ------      ------       ----
  Total from investment operations    (1.93)      (0.79)       0.65
  Less Distributions:
Distributions from realized gains       .00       (0.35)      (0.74)
                                       ----        ----        ----
Net Asset Value, End of Period       $ 7.68      $ 9.61     $ 10.75
                                     ======      ======      ======
Total return for the period          (20.08) %   ( 9.29) %     6.30 %

Ratios/Supplemental Data
  Net assets at the end
    of the period                $ 574,729.81 $ 745,668.95 $ 831,631.77
  Ratio of expenses to average
    net assets                           1.56         1.60         1.22
  Ratio of net investment
    income (loss) to avg net assets    ( 0.99)      ( 1.32)      ( 0.64)
  Portfolio turnover rate                 52 %         33 %         87 %
  Average commission rate
    paid per share                       .0704        .0576        .1035
  Shares outstanding at end
    of period                       74,881.639   79,357.902   77,389.622


The accompanying notes are an integral part of these financial statements

Page 6
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES
AmTrust Investors, Inc. (the "Fund") was incorporated under the laws of the State of Texas as of January 25, 1993 as an open-end diversified management company under the Investment Company Act of 1940. The Fund's inception date was August 19, 1993.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statement and highlights.
SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or, if no such closing price is available, at the last bid price quoted on such day. The value of securities and other assets for which no market quotations are readily available are determined in good faith at fair value using estimation methods approved by the Board of Directors. Short-term securities that mature in sixty
(60) days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.
FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
DIVENENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to shareholders at least annually substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Dividends to shareholders are recorded on the ex-dividend date.
SECURITIES TRANSACTIONS AND INVESTMENT INCOME: The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 2:  MANAGEMENT SERVICES

The Fund has entered into an Investment Advisory Agreement with AmTrust Capital Resources, Inc. for investment management that provides for the payment of a monthly fee, calculated daily, at a specified annual rate (1.5% as of December 31, 1997) of the previous thirty-day moving average of the daily net assets of the Fund. Certain officers and directors of the Fund are also officers, directors and shareholders of the Investment Advisor. The Investment Advisor was paid $ 5,410.57 in management fees for the six month period ended December 31, 1997.


NOTE 3:  DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions from realized gains during the six months ended December 31, 1997.


NOTE 4:  CAPITAL SHARE TRANSACTIONS

As of December 31, 1997, there were 10,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                       Six Months           Year Ended             Year Ended
                     Dec 31, 1997         June 30, 1997          June 30, 1996
                   Shares    Amount      Shares     Amount     Shares      Amount
Shares Issued    5,977.058  22,309.79  13,212.845 $129,863.08 14,494.920 $165,861.09
Shares Issued from
  reinvestment
  of dividends        .000        .00   2,750.041   26,427.98  5,040.057   51,711.04
Shares Redeemed (6,886.468)(63,058.17)(13,994.606)(136,153.16)(8,990.776)(100,598.94)
                ----------  ---------  ----------  ----------  ---------  ----------
Net Incr(Decr)   ( 909.410)(40,748.38)  1,968.280   20,137.90 10,544.201  116,973.19


NOTE 5:  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were $328,400.77 and $410,779.24, respectively, for common stocks during the six months ended December 31, 1997. Net realized losses on the sale of investments (tax basis) for the period ended December 31, 1997, was $ 76,285.69. The net gain on investments for the six months ended December 31, 1997, was $ 117,130.85. The net realized gain on investments was entirely from long transactions. As of December 31, 1997, the net unrealized depreciation was $176,619.65.




Corporate Headquarters:
109-A Teakwood
Victoria, Texas  77901
(512)  578-7778
(800)  532-1146


Board of Directors:
Jimmy Baker, President
Paul M. Erdelt
Jesse Baker, Jr.
Paul Teinert
Mickey Pachta

Investment Advisor:
AmTrust Capital Resources, Inc.
109-A Teakwood
Victoria, Texas  77901


Transfer & Dividend Paying Agent:
AmTrust Capital Resources, Inc.


Independent Auditor:
Michael S. Klingle
119 Amhurst
Victoria, Texas 77904


Legal Counsel:
Mickey Pachta
210 Brocton
Victoria, Texas  77904


Retirement Account Trustee:
Sterling Trust Company
PO Box 2526
Waco, Texas  76702